UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2018 (April 30, 2018)

GOOD GAMING, INC.

(Exact name of registrant as specified in charter)

Nevada	000-53949	46-3917807
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

415 McFarlan Road, Suite 108

Kennett Square, PA 19348

(Address of Principal Executive Offices) (Zip Code)

(888) 295-7279

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 3, 2018, Good Gaming, Inc. (the “Company”) filed a Certificate of Amendment to Articles of Incorporation (the “Certificate of Amendment”) with the Secretary of the State of Nevada. Pursuant to its Certificate of Amendment, among other things, the Company increased its authorized shares of common stock from 100,000,000 to 200,000,000, par value $0.001 per share (the “Increase of Authorized Common Stock”). The Certificate of Amendment became effective on May 3, 2018. The description of the Amended Articles of Incorporation of the Company does not purport to be complete and is incorporated herein by reference, a copy of which is attached herein as Exhibit 3.1.

On April 30, 2018, the holder of one (1) share of Series C Preferred Stock of the Company which entitles such holder to vote a majority of the issued and outstanding voting securities of the Company’s acting by written consent approved the Certificate of Amendment and Increase of Authorized Common Stock.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The information contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 8.01 Other Events.

On April 30, 2018, the holder of one (1) share of Series C Preferred Stock of the Company that entitles such holder to vote a majority of the issued and outstanding voting securities of the Company’s approved by written consent that the Company adopts the 2018 Stock Incentive Plan (the “2018 Plan”) under which the board of directors of the Company (the “Board”) may decide at its sole discretion to grant equity awards to certain employees and consultants as set forth in the 2018 Plan. The description of the 2018 Plan does not purport to be complete and is incorporated herein by reference, a copy of which is attached herein as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amended Articles of Incorporation
99.1	The 2018 Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2018

Good Gaming, Inc.

By:	/s/ David B. Dorwart
Name:	David B. Dorwart
Title:	Chief Executive Officer